UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   Form 8-K/A

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  March 13, 2003


                      Life Sciences Research, Inc. ("LSR")
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             (Exact name of registrant as specified in its charter)



                                    Maryland
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                 (State or other jurisdiction of incorporation)


      33-77286                                      52-2340150
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(Commission File Number)              (I.R.S. Employer Identification Number)


    Mettlers Road, East Millstone, NJ                       08875
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (732) 649-9961
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(Former name or former address, if changed since last report)

This Form 8-K/A amends the Form 8-K filed on February 28, 2003 to read as follows:

      Item 4.  Change in Registrant's Certifying Accountant

          (a) Previous Auditors

               (1) (i) LSR announced on February 28, 2003, that its independent auditors, Deloitte & Touche LLP ("D&T"), would not stand for reelection following completion of the 2002 audit. D&T advised LSR that their decision was made as a result of harassment they received from animal rights extremists and not as a result of any accounting dispute, disagreement or concern with LSR as of the date of such announcement. There have not been any such disputes or disagreements between LSR and D&T as of the date of such announcement.

               (ii) The reports of D&T on LSR's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii) D&T advised LSR of its determination that following completion of its 2002 audit D&T would not stand for reappointment.

               (iv) In connection with the audits of the Company's financial statements for each of its two most recent fiscal years and through the date of this report, there were no disagreements with D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in connection with its report.

               (v) During LSR's two most recent fiscal years and through the date of this report, there were no "reportable events" as defined in
          Item 304(a)(1)(v) of Regulation S-K.

               (2) D&T has furnished LSR with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, which is annexed hereto as Exhibit 16.

          (b)      New Auditors

               (i) LSR has not yet engaged new auditors to replace D&T.

      Item 7.  Financial Statements and Exhibits

               (c)  Exhibits.
                    --------
                    Exhibit

                    16 Letter from D&T to LSR, dated March 13, 2003, regarding its agreement with the statements made in this current report on Form 8-K/A.

                    99.1 Press Release, dated February 28, 2003

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 13, 2003                LIFE SCIENCES RESEARCH, INC.


                                      By:     /s/   Richard Michaelson
                                              ---------------------------------
                                      Name:   Richard Michaelson
                                      Title:  CFO and Secretary